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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report January 12, 1998
                                        ----------------
                        (Date of earliest event reported)



                      COLLABORATIVE CLINICAL RESEARCH, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Ohio                          (000-20699)               34-1685364
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(State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
incorporation)                                               Identification No.)

    20600 Chagrin Boulevard, Cleveland, Ohio                     44122
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   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:          (216) 491-9930
                                                             --------------






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                         Exhibit Index Appears on Page 3

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Item 5.   Other Events
----------------------

On January 12, 1998, DataTRAK, Inc. (a wholly owned subsidiary of Collaborative Clinical Research, Inc.), announced that it has acquired electronic data collection software known as OpusTwo from EDS. The software was originally developed by Padcom Clinical Research GmbH, a subsidiary of EDS Germany, and has been used in clinical studies in Europe.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  COLLABORATIVE CLINICAL RESEARCH, INC.

                                  By: /s/ Terry C. Black
                                     -------------------------------------------
                                     Terry C. Black
                                     Vice President of Finance, Chief Financial
                                     Officer, Treasurer, and Assistant Secretary


Date:  January 26, 1998






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                                  EXHIBIT INDEX

     EXHIBIT NO.               DESCRIPTION                               PAGE
     -----------               -----------                               ----


         99           Press Release Issued by the Company
                      on January 12, 1998.






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